SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 11, 2002


                        PINNACLE WEST CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


           Arizona                     1-8962                   86-0512431
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)


400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona        85072-3999
        (Address of principal executive offices)                (Zip Code)


                                 (602) 250-1000
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     On July 11, 2002, Arizona Public Service Company ("APS") filed a letter with the Arizona Corporation Commission ("ACC") discussing the circumstances under which APS would support a temporary suspension or stay of certain Arizona electric competition rules that currently require, among other things, APS to transfer its competitive electric assets and services to one or more affiliates no later than December 31, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          Pinnacle West Capital Corporation hereby incorporates the following Exhibit pursuant to Exchange Act Rule 12b-32 and Regulation ss. 229.10(d) by reference to the filing set forth below:

                                                Originally Filed                      Date
Exhibit No.   Description                          as Exhibit:        File No.(a)   Effective
-----------   -----------                          -----------        -----------   ---------
99.1          Letter to Arizona Corporation   99.1 to APS' July 12,     1-4473       7-12-02
              Commission regarding Generic    2002 Form 8-K Report
              Proceeding to Electric
              Restructuring

----------
(a) Reports filed under File No. 1-4473 were filed in the office of the Securities and Exchange Commission located in Washington, D.C.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PINNACLE WEST CAPITAL CORPORATION
                                        (Registrant)


Dated: July 12, 2002                    By: Barbara M. Gomez
                                            ------------------------------------
                                            Barbara M. Gomez
                                            Treasurer

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